UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 21, 2012, Omnicell, Inc. (“Omnicell”), completed its merger with MedPak Holdings, Inc. (“MedPak”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) under which Mercury Acquisition Corp (“Merger Sub”), a newly formed Omnicell subsidiary, was merged with and into MedPak, with MedPak surviving the merger as a wholly-owned subsidiary of Omnicell. MedPak is the parent company of MTS Medication Technologies, Inc., a worldwide provider of medication adherence packaging systems and solutions.

On May 21, 2012, MedPak filed a Certificate of Merger with the Secretary of State of the State of Delaware whereupon Merger Sub was merged with and into MedPak.

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Omnicell with the Securities and Exchange Commission on May 22, 2012 to provide the historical audited and unaudited pro forma financial information that is required to be filed under Item 9.01 and that was excluded from the original filing.

Item 9.01 Financial Statements and Exhibits.

(a)                      Financial Statements of the Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K with respect to the acquisition described in Item 2.01 herein, are attached as Exhibit 99.1 for MedPak’s audited consolidated balance sheets as of March 31, 2011 and 2012 and MedPak’s audited consolidated statements of income, stockholders’ equity (deficit) and comprehensive income, and cash flows for the years ended March 31, 2011 and 2012.

(b)                     Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the acquisition described in Item 2.01 herein, are attached as Exhibit 99.2. This consists of the unaudited pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2011 and the three months ended March 31, 2012, giving effect to the acquisition of MedPak by Omnicell, as if it had been completed on January 1, 2011. Additionally, this exhibit provides the unaudited pro forma condensed consolidated balance sheet as of March 31, 2012, giving effect to the acquisition of MedPak by Omnicell, as if it had been completed on March 31, 2012.

(d)                     Exhibits

Number	Description of Document
2.1

Agreement and Plan of Merger, dated as of April 26, 2012, by and among Omnicell, Inc., Mercury Acquisition Corp, MedPak Holdings, Inc., and Excellere Capital Management, LLC, incorporated by reference to Exhibit 2.1 to Omnicell’s Current Report on Form 8-K (File No. 000-33043) filed with the Commission on May 2, 2012.

23.1	Consent of Grant Thornton LLP, independent certified public accountants.
99.1

The audited consolidated balance sheets as of March 31, 2011 and 2012 and MedPak’s audited consolidated statements of income, stockholders’ equity (deficit) and comprehensive income, and cash flows for the years ended March 31, 2011 and 2012.

99.2

The unaudited pro forma condensed combined balance sheet as of March 31, 2012, giving effect to the acquisition of MedPak by Omnicell, as if it had been completed on March 31, 2012. Additionally, this exhibit provides unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2011 and the three months ended March 31, 2012, giving effect to the acquisition of MedPak by Omnicell, as if it had been completed on January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: August 3, 2012	/s/ Dan S. Johnston
Dan S. Johnston
Vice President and General Counsel

EXHIBIT INDEX

Number	Description of Document
2.1

Agreement and Plan of Merger, dated as of April 26, 2012, by and among Omnicell, Inc., Mercury Acquisition Corp, MedPak Holdings, Inc., and Excellere Capital Management, LLC, incorporated by reference to Exhibit 2.1 to Omnicell’s Current Report on Form 8-K (File No. 000-33043) filed with the Commission on May 2, 2012.

23.1	Consent of Grant Thornton LLP, independent certified public accountants.
99.1

The audited consolidated balance sheets as of March 31, 2011 and 2012 and MedPak’s audited consolidated statements of income, stockholders’ equity (deficit) and comprehensive income and cash flows for the twelve months ended March 31, 2011 and 2012.

99.2

The unaudited pro forma condensed combined balance sheet as of March 31, 2012, giving effect to the acquisition of MedPak by Omnicell, as if it had been completed on March 31, 2012. Additionally, this exhibit provides unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2011 and the three months ended March 31, 2012, giving effect to the acquisition of MedPak by Omnicell, as if it had been completed on January 1, 2011.